Exhibit 10.2

EXECUTION VERSION
SEVENTH AMENDMENT TO THE
PURCHASE AND SALE AGREEMENT
This SEVENTH AMENDMENT TO THE PURCHASE AND SALE AGREEMENT (this “Amendment”), dated as of July 29, 2022, is entered into by and among the following parties:
(i)DXC TECHNOLOGY COMPANY, as Servicer (the “Servicer”);
(ii)THE VARIOUS PARTIES LISTED ON THE SIGNATURE PAGES HERETO AS ORIGINATORS (the “Originators”); and
(iii)DXC RECEIVABLES LLC (F/K/A CSC RECEIVABLES LLC), as Buyer under the Agreement described below (the “Buyer”).
Capitalized terms used but not otherwise defined herein (including such terms used above) have the respective meanings assigned thereto in the Agreement described below.
BACKGROUND
A.The Originators, the Servicer and the Buyer entered into that certain Purchase and Sale Agreement, dated as of December 21, 2016 (as amended, restated, supplemented or otherwise modified through the date hereof, the “Agreement”).
B.Concurrently herewith, the Servicer, the Buyer, as seller, the Committed Purchasers, the Group Agents and the Administrative Agent are entering into that certain Twelfth Amendment to the Receivables Purchase Agreement, dated as of the date hereof (the “Receivables Purchase Agreement Amendment”).
C.The parties hereto desire to amend the Agreement as set forth herein.
NOW, THEREFORE, with the intention of being legally bound hereby, and in consideration of the mutual undertakings expressed herein, each party to this Amendment hereby agrees as follows:
SECTION 1.Amendment to the Agreement. Effective as of the date hereof, the Agreement is hereby amended as follows:
(a)Article X of the Agreement is hereby amended by deleting Section 10.15 of the Agreement in its entirety.
(b)Schedule II of the Agreement is replaced in its entirety with the schedule attached hereto as Schedule II.
(c)Schedule IV of the Agreement is replaced in its entirety with the schedule attached hereto as Schedule IV.

SECTION 2.Representations and Warranties of the Originators. The Originators hereby represent and warrant to each of the parties hereto as of the date hereof as follows:

748754468 16518096	Seventh Amendment to Purchase and Sale Agreement (DXC)

(d)Representations and Warranties. The representations and warranties made by such Person in the Agreement and each of the other Transaction Documents to which it is a party are true and correct as of the date hereof (unless such representations or warranties relate to an earlier date, in which case as of such earlier date).
(e)Enforceability. The execution and delivery by it of this Amendment, and the performance of its obligations under this Amendment, the Agreement (as amended hereby) and the other Transaction Documents to which it is a party are within its organizational powers and have been duly authorized by all necessary action on its part, and this Amendment, the Agreement (as amended hereby) and the other Transaction Documents to which it is a party are (assuming due authorization and execution by the other parties thereto) its valid and legally binding obligations, enforceable in accordance with its terms, except (x) the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws from time to time in effect relating to creditors’ rights, and (y) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought.
(f)No Event of Default; No Purchase and Sale Termination Event. No Event of Termination, Unmatured Event of Termination, Non-Reinvestment Event, Unmatured Non-Reinvestment Event, Purchase and Sale Termination Event or Unmatured Purchase and Sale Termination Event has occurred and is continuing, or would occur as a result of this Amendment or the transactions contemplated hereby.
SECTION 3.Effect of Amendment; Ratification. All provisions of the Agreement and the other Transaction Documents, as expressly amended and modified by this Amendment, shall remain in full force and effect. After this Amendment becomes effective, all references in the Agreement (or in any other Transaction Document) to “this Purchase and Sale Agreement”, “this Agreement”, “hereof”, “herein” or words of similar effect referring to the Agreement shall be deemed to be references to the Agreement as amended by this Amendment. This Amendment shall not be deemed, either expressly or impliedly, to waive, amend or supplement any provision of the Agreement other than as set forth herein. The Agreement, as amended by this Amendment, is hereby ratified and confirmed in all respects.
SECTION 4.Effectiveness. This Amendment shall become effective as of the date hereof upon (a) receipt by the Buyer and the Administrative Agent’s receipt of counterparts to this Amendment executed by each of the parties hereto, and (b) the effectiveness of the Receivables Purchase Agreement Amendment.
SECTION 5.Severability. Any provisions of this Amendment which are prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.
SECTION 6.Transaction Document. This Amendment shall be a Transaction Document for purposes of the Receivables Purchase Agreement.
SECTION 7.Counterparts. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute but one and the same instrument. Delivery of an executed counterpart of a signature page to this

748754468 16518096	2	Seventh Amendment to Purchase and Sale Agreement (DXC)

Amendment by facsimile or e-mail transmission shall be effective as delivery of a manually executed counterpart hereof.
SECTION 8.GOVERNING LAW AND JURISDICTION.
(g)THIS AMENDMENT, INCLUDING THE RIGHTS AND DUTIES OF THE PARTIES HERETO, SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (INCLUDING SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK, BUT WITHOUT REGARD TO ANY OTHER CONFLICTS OF LAW PROVISIONS THEREOF).
(h)EACH PARTY HERETO HEREBY IRREVOCABLY SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF ANY NEW YORK STATE OR FEDERAL COURT SITTING IN NEW YORK CITY, NEW YORK IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AMENDMENT, AND EACH PARTY HERETO HEREBY IRREVOCABLY AGREES THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE COURT OR, TO THE EXTENT PERMITTED BY LAW, IN SUCH FEDERAL COURT. THE PARTIES HERETO HEREBY IRREVOCABLY WAIVE, TO THE FULLEST EXTENT THEY MAY EFFECTIVELY DO SO, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING. THE PARTIES HERETO AGREE THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW.
SECTION 9.Section Headings. The various headings of this Amendment are included for convenience only and shall not affect the meaning or interpretation of this Amendment, the Agreement or any provision hereof or thereof.

[Signature Pages Follow]

748754468 16518096	3	Seventh Amendment to Purchase and Sale Agreement (DXC)

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first written above.
DXC RECEIVABLES LLC,
as Buyer

By: /s/ Ceyhun Cetin
    Name: Ceyhun Cetin
    Title: President, Treasurer and Secretary

DXC TECHNOLOGY COMPANY,
as Servicer

By: /s/ William L. Deckelman, Jr.
    Name: William L. Deckelman, Jr.
    Title: Executive Vice President and
General Counsel

DXC TECHNOLOGY SERVICES LLC,
as an Originator

By: /s/ Ceyhun Cetin
Name: Ceyhun Cetin
    Title: President, Treasurer and Secretary

ALLIANCE-ONE SERVICES, INC.,
as an Originator

By: /s/ Sudhar Krishnamachary
    Name: Sudhar Krishnamachary
    Title: Treasurer and Secretary

COMPUTER SCIENCES CORPORATION,
as an Originator

By: /s/ Ceyhun Cetin
    Name: Ceyhun Cetin
    Title: President, Treasurer, and Secretary

CSC CONSULTING, INC.,
as an Originator

By: /s/ Ceyhun Cetin
    Name: Ceyhun Cetin
    Title: President, Treasurer, and Secretary

CSC CYBERTEK CORPORATION,
as an Originator

By: /s/ Ceyhun Cetin
    Name: Ceyhun Cetin
    Title: President, Treasurer, and Secretary

MYND CORPORATION,
as an Originator

By: /s/ Ceyhun Cetin
Name: Ceyhun Cetin
    Title: President, Treasurer, and Secretary

CSC PUERTO RICO, LLC,
as an Originator

By: /s/ Ceyhun Cetin
    Name: Ceyhun Cetin
    Title: President, Treasurer, and Secretary

CSC COVANSYS CORPORATION,
as an Originator

By: /s/ Ceyhun Cetin
    Name: Ceyhun Cetin
    Title: President, Treasurer, and Secretary

TRIBRIDGE HOLDINGS, LLC,
as an Originator

By: /s/ Ceyhun Cetin
    Name: Ceyhun Cetin
    Title: President, Treasurer, and Secretary

Acknowledged by:
PNC BANK, NATIONAL ASSOCIATION
as Administrative Agent
By: /s/ Christopher Blaney
Name: Christopher Blaney
Title: Senior Vice President
PNC BANK, NATIONAL ASSOCIATION,
as Group Agent for its Purchaser Group
By: /s/ Christopher Blaney
Name: Christopher Blaney
Title: Senior Vice President

[Certain identified information has been excluded from the exhibit because it is both not material and is the type that the registrant treats as private or confidential]

SCHEDULE II
LOCATION OF BOOKS AND RECORDS OF ORIGINATORS

Originator	Location of Books and Records
Alliance-One Services, Inc.	20408 Bashan Drive, Suite 231, Ashburn, VA 20147
Computer Sciences Corporation	20408 Bashan Drive, Suite 231, Ashburn, VA 20147
CSC Consulting, Inc.	20408 Bashan Drive, Suite 231, Ashburn, VA 20147
CSC Covansys Corporation	20408 Bashan Drive, Suite 231, Ashburn, VA 20147
CSC Cybertek Corporation	20408 Bashan Drive, Suite 231, Ashburn, VA 20147
CSC Puerto Rico, LLC	20408 Bashan Drive, Suite 231, Ashburn, VA 20147
DXC Technology Services LLC	20408 Bashan Drive, Suite 231, Ashburn, VA 20147
Mynd Corporation	20408 Bashan Drive, Suite 231, Ashburn, VA 20147
Tribridge Holdings, LLC	20408 Bashan Drive, Suite 231, Ashburn, VA 20147

[Certain identified information has been excluded from the exhibit because it is both not material and is the type that the registrant treats as private or confidential]

SCHEDULE IV
NOTICE ADDRESSES

If to DXC Technology Company:

DXC Technology Company
20408 Bashan Drive, Suite 231
Ashburn, Virginia 20147
Attention: William L. Deckelman, Jr., Executive Vice President and General Counsel
Telephone:
Email:

With a copy to:

Attn: Corporate Treasury
Email:

If to any other Originator:

c/o DXC Technology Company
20408 Bashan Drive, Suite 231
Ashburn, Virginia 20147
Attention: William L. Deckelman, Jr., Executive Vice President and General Counsel
Telephone:
Email:

With a copy to:

Attn: Corporate Treasury
Email:

Schedule II